UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 30, 2004

                      Fortune Diversified Industries, Inc.
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


             Delaware                 0-19049            74-2504501
   -----------------------------   --------------   --------------------
   (State or other jurisdiction     (Commission        (IRS Employer
         of incorporation)          File Number)     Identification No.)



     6809 Corporate Drive, Indianapolis, Indiana            46278
   ------------------------------------------------    ----------------
      (Address of principal executive offices)            (Zip Code)

   Registrant's telephone number, including area code: (317) 532-1374


                                       N/A
   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Fortune Diversified Industries, Inc.
SEC Form 8-K

Item 2.  Acquisition or Disposition of Assets.


         On April 30, 2004 Registrant completed its acquisition of James H. Drew Corporation ("Drew") pursuant to a Stock Purchase Agreement dated April 30, 2004 by and between Fortune Diversified Industries, Inc. and Cemex, Inc. and that is attached hereto. Drew is a specialty contractor in the field of infrastructure, including fiber optic, smart highway systems, guardrail, wireless communications, and fabrications of structural steel. The Stock Purchase Agreement's terms include, among other things, the exchange of all of the outstanding shares of James H. Drew Corporation ("Drew") for $11,500,000 in cash paid by Registrant. The $11,500,000 purchase price is subject to certain adjustments based on the current assets and current liabilities of Drew and its wholly-owned subsidiary, Tennessee Guardrail, Inc.; those adjustments are further specified in the Stock Purchase Agreement. In calculating the purchase price the parties considered, among other factors: Drew's consolidated accounts receivable, costs and estimated earnings in excess of billings on uncompleted contracts, inventories, accounts payable and other current assets and current liabilities. The funds constituting the purchase price were derived from the combination of a loan from Fifth Third Bank and a loan to Registrant from its Chief Executive Officer and shareholder Carter M. Fortune.

Item 7.  Financial Statements and Exhibits.

         (a) and (b) Financial statements of business acquired and Pro forma financial information.

         It is impracticable to provide the required financial statements for the acquired business described in Item 2 at this time. The registrant will file the required financial statements as they are available, which is anticipated to be not later than 60 days after the required filing date of this Form 8-K.

         (c)  Exhibits:

         2.1      Stock Purchase Agreement, dated April 30, 2004
         99.1     Press Release, dated May 4, 2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Fortune Diversified Industries, Inc.

                                            By: /s/ Amy Gallo
                                                --------------------------------
                                                Amy Gallo
                                                Chief Financial Officer

Date:    May 14, 2004

                                  EXHIBIT INDEX

Exhibit Number      Description

Exhibit 2.1 STOCK PURCHASE AGREEMENT entered into the 30th day of April, 2004 by and between Registrant and Cemex, Inc., a Louisiana corporation.

Exhibit 99.1 PRESS RELEASE dated the 4th of May, 2004, describing Registrant's acquisition of James H. Drew Corporation.